Summary Prospectus Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco Oppenheimer V.I. Capital Appreciation Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Erik Voss	Portfolio Manager (lead)	2019
Ido Cohen	Portfolio Manager	2019”

O-VICAPA-SUMPRO SUP 062119